UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 10, 2002

                             CGI HOLDING CORPORATION
                 - - - - - - - - - - - - - - - - - - - - - - - -
             (Exact name of registrant as specified in its charter)

NEVADA             33-19980-D                         87-0450450
---------------- ---------------------    --------------------------
(STATE OF        (COMMISSION FILE                 (IRS EMPLOYER
INCORPORATION)       NUMBER)                   IDENTIFICATION NUMBER)

                 300 N. MANNHEIM ROAD, HILLSIDE, ILLINOIS 60162
   -------------------------------------------------------------------------

               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code  (708) 547-0401

Item 2.  Acquisition or Disposition of Assets.

CGI Holding Corporation (the "Company") sold 100% of the issued and outstanding common stock of Safe Environment Corp. of Indiana ("SECO"), an Indiana corporation, to GMP, L.L.C. (the "Purchaser"), effective September 1, 2002. In the transaction: (a) all inter-company loans and receivables between the Company and SECO were cancelled; (b) the ownership of two installment notes totaling an aggregate of $235,000 payable by two officers of SECO were assigned to SECO; (c) in accordance with certain purchase price adjustments, the Company owed the Purchaser $11,188.89 at the closing; and (d) the Purchaser is obligated to pay the Company $175,000 in cash on November 30, 2002.

CGI also sold its contractual interest in Acadian Builders, LLC ("Acadian"), a Missouri limited liability company, to the Purchaser, effective September 1, 2002. In the transaction, the Purchaser issued to the Company a Promissory Note in the amount of $470,000, payable in quarterly installments during the period from December 31, 2002 through December 31, 2005.

Also in the transaction: (i) the Purchaser acknowledged and agreed that the Company owns $200,000 currently held in an Escrow pursuant to that certain Escrow Agreement dated April 30, 2002, between SECO, as named Principal, and Contract Operations Planning, Inc., as Escrowee; (ii) the Purchaser and SECO agreed that until said $200,000 is paid by said Escrowee to the Company, the Purchaser and SECO shall pay the Company all of the interest due and payable by the Company on $200,000 of the principal of the Company's loan from CIB Bank; and (iii) the Purchaser and SECO shall pay 50% of all loan fees due and payable by the Company on said loan from CIB Bank.

The payment obligations of the Purchaser and SECO are secured by a pledge by the Purchaser of 100% of the issued and outstanding common stock of SECO, and by an assignment by the Purchaser of all of the payments to which the Purchaser may become entitled in regard to its contractual interest in Acadian.

The terms and conditions of the foregoing agreements are more particularly set forth in the Purchase Agreement dated as of September 4, 2002, between the Purchaser, the Company, SECO and John Giura, attached hereto.



                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT is dated as of September 4, 2002 (this Agreement) by and between GMP, L.L.C., an Indiana limited liability corporation (Purchaser), CGI Holding Corporation, a Nevada corporation ("Seller"), Safe Environment Corp. of Indiana (the "Company"), and John Giura.


                              W I T N E S S E T H :

     WHEREAS, Seller is the record and beneficial owner of all of the issued and outstanding shares of Common Stock (the "Stock) of the Company, and Seller has a contractual interest (the "Interest") in Acadian Builders, LLC, a Missouri limited liability company ("Acadian");

     WHEREAS, Seller desires to sell the Stock and the Interest to Purchaser upon the terms and conditions set forth below, and Purchaser desires to purchase the Stock and the Interest from Seller upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                  SALES AND PURCHASES; SECURITY; EFFECTIVE DATE

     1.1 Sale and Purchase of the Stock. At the Closing, Seller shall sell, transfer, assign and deliver unto Purchaser and its successors and assigns forever, and Purchaser shall purchase, all of Seller's rights, title and interest in the Stock, for the following purchase price paid as follows:

(a) At the Closing, all inter-company loans and receivables between Seller and the Company shall be cancelled;

(b) At the Closing, the ownership of those certain Installment Notes totaling an aggregate of $235,000 payable by two officers of the Company shall be assigned and transferred by Seller to the Company;

(c) At the Closing, Purchaser shall pay Seller an amount (the "Closing Date Payment") by cash, certified check or wire transferred funds, calculated as follows: (i) Seventy-Five Thousand Dollars ($75,000), minus (ii) the aggregate amount of all funds transferred from the Company to Seller during the period between June 10, 2002 and the Closing ("Paydowns by the Company"), plus (iii) one-half (50%) of the aggregate interest ("Interest on the CIB Note") paid by Seller to CIB Marine Capital LLC during the period between June 10, 2002 and the Closing, pursuant to that certain Promissory Note dated April 29, 2002, in the original principal amount of $400,000 (the "CIB Note"); and

(d) On or before November 30, 2002, Purchaser shall pay Seller One Hundred Seventy-Five Thousand Dollars ($175,000), payable by cash, certified check or wire transferred funds (the "Post-Closing Payment").

1.2 Sale and Purchase of the Interest. At the Closing, Seller shall sell, transfer, assign and deliver unto Purchaser and its successors and assigns forever, and Purchaser shall purchase, all of Seller's rights, title and interest in the Interest, for a purchase price of Four Hundred Seventy Thousand Dollars ($470,000), payable by Promissory Note in the form of Exhibit A attached hereto and hereby made a part hereof (the 'Note").

1.3 Security. At the Closing, Purchaser shall pledge and assign the Stock and the Interest to Seller, as security for the full and timely payment of the Post-Closing Payment, the CIB Interest Reimbursements (defined below), the CIB Loan Fees Reimbursement (defined below), and the Note, pursuant to a Pledge Agreement in the form of Exhibit B attached hereto and hereby made a part hereof (the "Pledge Agreement")

1.4 Effective Date. Seller and Purchaser hereby agree that the sales and purchases of the Stock and of the Interest hereunder shall be deemed to be effective as of 12:01 AM on September 1, 2002.


                                    ARTICLE 2
                          ASSIGNMENT OF ESCROW PROCEEDS

2.1 The Escrow. Reference is hereby made to that certain Escrow Agreement (the "Escrow Agreement") dated April 30, 2002 between the Company, as named Principal, and Contract Operations Planning, Inc., as Escrowee (the "Escrowee"), and to that certain Escrow (the "Escrow") established thereunder.

2.2 Acknowledgement of $200,000 Owed to Seller. Purchaser hereby acknowledges and agrees that Two Hundred Thousand Dollars ($200,000) of the funds held by the Escrowee in the Escrow is owned by and owed to Seller.

2.3 Payment of $200,000 to Seller Out of the Escrow. Reference is hereby made to that certain letter agreement dated August 6, 2002 between the Company, as named Principal, the Escrowee and Seller, pursuant to which letter agreement the Escrowee will disburse $200,000 from the Escrow to Seller, prior to any distribution by the Escrowee from the Escrow to the Company (the "$200,000 Payment Out of the Escrow"). The Company hereby acknowledges and agrees that said letter agreement shall remain in full force and effect notwithstanding the execution of this Agreement.

2.4 Payment of Interest on the CIB Note. The Company and Purchaser hereby agree that during the period from the Closing until the date that Seller has received the full $200,000 Payment Out of the Escrow (the "Date of Full $200,000 Payment Out of the Escrow"):

     (a) the Company and Purchaser shall pay Seller, in immediately available funds delivered by the Company and Purchaser to Seller on the due date of each payment of Interest on the CIB Note, an amount sufficient to pay all interest due and payable on $200,000 of the principal of the CIB Note ("CIB Interest Reimbursements");

     (b) the Company and Purchaser shall pay Seller, in immediately available funds delivered by the Company and Purchaser to Seller on the date of maturity of the CIB Note, or on such earlier date as the CIB Note is paid in full, one-half (50%) of all loan fees then due and payable on the CIB Note (the "CIB Loan Fees Reimbursement"); and

     (c) if the Date of Full $200,000 Payment Out of the Escrow has not occurred by April 29, 2003, then Seller, the Company, Purchaser and John Giura each shall take all such actions as shall be needed to ensure that the maturity date of the CIB Note is extended at least until the Date of Full $200,000 Payment Out of the Escrow.


                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows:

3.1 Organization. Seller is a duly organized corporation, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to perform this Agreement.

3.2 Authorization. The execution and delivery of this Agreement by Seller and the performance of its obligations hereunder have been duly authorized by the directors of Seller and no other corporate action or approval by Seller is necessary for the execution, delivery or performance of this Agreement by Seller.

3.3  No  Finders  or  Brokers.  Seller  has  not  entered  into  any  agreement, arrangement or understanding with any person which could result in the obligation to pay any finder's fee, brokerage commission, advisory fee or similar payment in connection with this Agreement or the transactions contemplated hereby.

3.4 No Registration. Neither the sale of the Stock nor the sale of the Interest has been registered under any federal or state securities or blue sky laws.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTIONS 3.1, 3.2, 3.3 AND 3.4 ABOVE, SELLER MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR NATURE WHATSOEVER REGARDING: THE COMPANY; THE STOCK; THE COMPANY'S MANAGEMENT, ASSETS, LIABILITIES OR BUSINESS; THE COMPANY'S FINANCIAL RESULTS OR PROSPECTS; ACADIAN; THE INTEREST; ACADIAN'S MANAGEMENT, ASSETS, LIABILITIES OR BUSINESS; ACADIAN'S FINANCIAL RESULTS OR PROSPECTS; OR ANY OTHER MATTER CONCERNING THE COMPANY OR ACADIAN.

THE STOCK AND THE INTEREST ARE BEING SOLD ON AN "AS IS, WHERE IS, BUYER BEWARE" BASIS. THE RESPONSIBILITY FOR ANY AND ALL SO-CALLED "DUE DILIGENCE"
INVESTIGATION OF THE COMPANY, THE STOCK, ACADIAN AND THE INTEREST IS ENTIRELY UPON PURCHASER .


                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

4.1 Organization. Purchaser is a duly organized limited liability company, validly existing and in good standing under the laws of the State of Indiana and has full corporate power and authority to perform this Agreement, the Note and the Pledge Agreement.

4.2 Authorization. The execution and delivery of this Agreement, the Note and the Pledge Agreement by Purchaser and the performance of its obligations hereunder and thereunder have been duly authorized by the members of Purchaser and no other action or approval by Purchaser is necessary for the execution, delivery or performance of this Agreement, the Note and the Pledge Agreement by Purchaser.

4.3 No  Finders  or  Brokers.  Purchaser  has not  entered  into any  agreement, arrangement or understanding with any person which could result in the obligation to pay any finder's fee, brokerage commission, advisory fee or similar payment in connection with this Agreement or the transactions contemplated hereby.

4.4 No Registration. Neither the sale of the Stock nor the sale of the Interest has been registered under any federal or state securities or blue sky laws.

4.5 Investment Intent. Purchaser is acquiring the Stock and the Interest for investment purposes, and not with a view to the resale or distribution thereof; Purchaser has the knowledge and sophistication to evaluate a purchase of the Stock and the Interest; the Chairman of Seller and the President of the Company are members of Purchaser, and have had unlimited access to all material information regarding the Stock and the Interest, and without limiting the foregoing Purchaser has had access to all information regarding Company and the Interest that Purchaser has requested and has had the unlimited opportunity to ask questions regarding the financial, business, legal and other aspects of the Company and the Interest and such other matters that Purchaser has deemed material to its investment decision; and Purchaser will not dispose of the Stock or the Interest without compliance with all applicable federal and state securities laws.

4.6 EXCLUSION OF WARRANTIES. PURCHASER EXPRESSLY ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTIONS 3.1, 3.2, 3.3 AND 3.4 ABOVE, SELLER HAS MADE NO EXPRESS OR IMPLIED
REPRESENTATIONS,  WARRANTIES  OR  COVENANTS  OF ANY  KIND OR  NATURE  WHATSOEVER
REGARDING: THE COMPANY; THE STOCK; THE COMPANY'S MANAGEMENT, ASSETS, LIABILITIES OR BUSINESS; THE COMPANY'S FINANCIAL RESULTS OR PROSPECTS; ACADIAN; THE INTEREST; ACADIAN'S MANAGEMENT, ASSETS, LIABILITIES OR BUSINESS; ACADIAN'S FINANCIAL RESULTS OR PROSPECTS; OR ANY OTHER MATTER CONCERNING THE COMPANY OR ACADIAN.

4.7 SALE ON "AS IS, WHERE IS, BUYER BEWARE" BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE STOCK AND THE INTEREST ARE BEING SOLD ON AN "AS IS, WHERE IS, BUYER BEWARE" BASIS, AND THAT THE RESPONSIBILITY FOR ANY AND ALL SO-CALLED "DUE DILIGENCE" INVESTIGATION OF THE COMPANY, THE STOCK, ACADIAN AND THE INTEREST IS ENTIRELY UPON PURCHASER .

4.8 WAIVER OF CONFLICTS OF INTEREST. PURCHASER EXPRESSLY ACKNOWLEDGES AND AGREES THAT JOHN GIURA IS CURRENTLY BOTH THE CHAIRMAN OF SELLER AND A MEMBER OF PURCHASER, THAT ANTHONY PAGANELLI IS CURRENTLY BOTH THE PRESIDENT OF THE COMPANY AND A MEMBER OF PURCHASER, AND THAT JEFF MCKERNAN IS CURRENTLY BOTH AN EMPLOYEE OF THE COMPANY AND A MEMBER OF PURCHASER. PURCHASER EXPRESSLY ACKNOWLEDGES AND AGREES THAT IN SPITE OF THESE CONFLICTS OF INTEREST, PURCHASER WAIVES ANY AND ALL CLAIMS AND AGAINST SELLER, JOHN GIURA, ANTHONY PAGANELLI OR JEFF MCKERNAN IN THE EVENT ANY PROVISIONS OF THIS AGREEMENT, THE NOTE OR THE PLEDGE AGREEMENT FAVOR SELLER OVER PURCHASER, OR IF ANY PROVISIONS FAVORABLE TO PURCHASER ARE OMITTED FROM THIS AGREEMENT, THE NOTE OR THE PLEDGE AGREEMENT.


                                    ARTICLE 5
                                    COVENANTS

5.1 Pre-Closing Operation of the Company. Prior to the Closing, Seller shall cause the Company to be operated in the ordinary course of business, other than in regard to Paydowns by the Company.

5.2 Post-Closing Access by Seller. After the Closing, Purchaser shall cause the Company to cooperate with Seller to the extent reasonably requested by Seller, and to make available to Seller and its accountants all financial, insurance, tax and other information (including reasonable access to books and records) of the Company with respect to any fiscal period of the Company ending on or prior to the Closing Date to the extent requested by Seller or its accountants in connection with any audit or other investigation by any taxing authority, or in connection with the preparation by Seller or its accountants of quarterly and annual SEC filings, tax returns or any other reports or submissions to any governmental entity required to be made by Seller. Purchaser shall cause the Company to preserve all such information, including without limitation, the books and records of the Company, for at least six (6) years after the Closing Date.

5.3 Further Deliveries. Seller and Purchaser each shall sign and deliver any and all other documents and agreements as are reasonably required in order to effect the transactions contemplated hereby.


                                    ARTICLE 6
                              CONDITIONS OF CLOSING

6.1 Conditions of Obligations of Purchaser. The obligation of Purchaser to consummate the purchase of the Stock and the Interest pursuant to this Agreement is subject to the satisfaction of the following conditions, any of which may be waived by Purchaser:

     (a) Representations and Warranties; Performance of Obligations. The representations and warranties of Seller set forth in Article 3 hereof and in all agreements, documents and instruments executed and delivered pursuant hereto or in connection with the Closing shall have been and be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date. Seller shall have performed in all material respects the agreements and obligations necessary to be performed by Seller under this Agreement prior to the Closing Date.

     (b) No Injunction. No preliminary or permanent injunction or order that would prohibit or restrain the consummation of the transactions contemplated hereunder shall be in effect and no governmental entity or other person shall have commenced or threatened to commence an action or proceeding seeking to enjoin the consummation of such transactions or to impose liability on the parties hereto in connection therewith.

     (c) Deliveries. Purchaser shall have received:

     (i) certificate(s) representing the Stock accompanied by duly executed stock powers.

6.2 Conditions of Obligations of Seller. The obligations of Seller to consummate the sale and purchase under this Agreement are subject to the satisfaction of the following conditions, each of which may be waived by Seller:

     (a) Representations and Warranties; Performance of Obligations. The representations and warranties of Purchaser set forth in Article-4 hereof and in all agreements, documents and instruments executed and delivered pursuant hereto or in connection with the Closing shall have been and be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date. Purchaser shall have performed in all material respects the agreements and obligations necessary to be performed by it under this Agreement prior to the Closing Date.

     (b) No Injunction. No preliminary or permanent injunction or order that would prohibit or restrain the consummation of the transactions contemplated hereunder shall be in effect and no governmental entity or other person shall have commenced or threatened to commence an action or proceeding seeking to enjoin the consummation of such transactions or to impose liability on the parties hereto in connection therewith.

     (c) Deliveries. Seller shall have received:

     (i) the Closing Date Payment;

     (ii) the executed Note (Exhibit A);

     (iii) the executed Pledge Agreement (Exhibit B);

     (iv) certificate(s) representing the Stock accompanied by duly executed stock powers; and

     (v) the executed Acknowledgement of Pledge Agreement (Exhibit C).


                                    ARTICLE 7
                    CLOSING DATE AND TERMINATION OF AGREEMENT

7.1 Closing Date. The closing for the consummation of the purchases and sales contemplated by this Agreement (the Closing) shall, unless another date or place is agreed to in writing by Seller and Purchaser, take place at the corporate offices of Seller at 300 N. Mannheim Road, Hillside, Illinois on the date (the Closing Date) on which each condition set forth in Article-6 is satisfied or waived.

7.2 Termination of Agreement. This Agreement may be terminated and abandoned at any time prior to the Closing Date:

     (a) By mutual consent of Purchaser and Seller; or

     (b) By Purchaser or Seller if the Closing for any reason whatsoever shall not have been consummated by 5:00 PM Chicago time on September 30, 2002.

7.3 Effect of Termination. In the event of termination of this Agreement as provided in Section-7.2 above, notice thereof shall be promptly given by the terminating party to the other parties and thereafter this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of Purchaser or Seller whatsoever.


                                    ARTICLE 8
                                 INDEMNIFICATION

8.1 Indemnification by Seller. Subject to Section 8.3 below, Seller shall indemnify Purchaser against, and hold Purchaser harmless from, any and all loss, damage, liability, payment, and obligation, and all expenses, including without limitation reasonable legal fees (collectively Losses), incurred, suffered, sustained or required to be paid, directly or indirectly, by, or sought to be imposed upon, Purchaser after the Closing Date resulting from, related to or arising out of any inaccuracy in or breach of any of the representations, warranties or covenants made by Seller in this Agreement or in any agreement, document or instrument executed and delivered pursuant hereto or in connection with the Closing of the transactions contemplated hereunder.

8.2 Indemnification by Purchaser. Subject to Section-8.3 below, Purchaser shall indemnify Seller against, and hold Seller harmless from, any and all Losses incurred, suffered, sustained or required to be paid, directly or indirectly, by or sought to be imposed upon, Seller resulting from, related to or arising out of any inaccuracy in or breach of any of the representations, warranties or covenants made by Purchaser in this Agreement or in any agreement, document or instrument executed and delivered pursuant hereto or in connection with the Closing of the transactions contemplated hereunder.

8.3 Survival of Representations and Warranties. All representations and warranties contained herein or made pursuant hereto shall survive the Closing hereunder until the third anniversary of the Closing Date. The expiration of any representation and warranty shall not affect any claim for indemnification made prior to the date of such expiration.


                                    ARTICLE 9
                                  MISCELLANEOUS

9.1 Miscellaneous. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party without the written consent of the other parties and any such purported assignment by any party without such consent shall be void. No amendment, supplement, change or waiver of any term or condition of this Agreement shall be effective unless in writing signed by all of the parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement. Seller and Purchaser each shall bear its own legal fees and other costs and expenses with respect to the negotiation, execution and delivery of this Agreement and the consummation of the transactions hereunder. In the event that any one or more of the other provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement. This Agreement, which includes the Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to this Agreement, contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersede all prior negotiations, arrangements or understandings with respect thereto, and there are no representations, warranties, understandings or agreements with respect to the sale and purchase of the Stock and the Interest other than those expressly set forth in this Agreement. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

9.2 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (a) delivered personally or (b) sent by registered or certified mail, postage prepaid, or (c) sent by overnight courier with a nationally recognized courier, or (d) via facsimile confirmed in writing in any of the foregoing manners, as follows:

                           If to Seller:             Gerard M. Jacobs
                                                     c/o CGI Holding Corporation
                                                     300 N. Mannheim Road
                                                     Hillside, Illinois  60612
                                                     Facsimile:  (708) 547-0426

                           If to Purchaser: John Giura
                                                     c/o CGI Holding Corporation
                                                     300 N. Mannheim Road
                                                     Hillside, Illinois  60612
                                                     Facsimile:  (708) 544-5151

If sent by mail, notice shall be considered delivered five (5) business days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon receipt thereof. Any party may by notice to the other parties change the address to which notice or other communications to it are to be delivered or mailed.

9.3 Governing Law. This Agreement shall be governed by and construed and interpreted according to the internal laws of the State of Illinois, determined without regard to conflicts of law principles. Any action, suit or other proceeding initiated by Seller or Purchaser against any other party under or in connection with this Agreement may be brought in any Federal or state court in the State of Illinois, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. Seller and Purchaser hereby submit themselves to the jurisdiction of any such court and agree that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to it under this Agreement.

9.4 Third Party Rights. Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any member or employee of Purchaser or any other person (including without limitation any broker or finder), and this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

9.5 Public Announcements. Purchaser shall not make any public statements with respect to the transactions contemplated by this Agreement, except to the extent that Purchaser is advised in writing by counsel, in good faith, that such release or statement is required as a matter of law.

9.6 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile signatures shall be treated as if they were originals.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written, intending to be legally bound hereby.

                                              CGI HOLDING CORPORATION


                                              By:/s/ Gerard M. Jacobs
                                                    _______________________
                                                     Gerard M. Jacobs

                                              GMP, L.L.C.

                                              By:/s/ John Giura
                                                 ________________________
                                                      John Giura


                                              By:/s/ Anthony Paganelli
                                                ________________________
                                                    Anthony Paganelli


                                              By:/s/ Jeff McKernan
                                                ________________________
                                                     Jeff McKernan

                                              SAFE ENVIRONMENT CORP. OF INDIANA


                                              By:/s/ Anthony Paganelli
                                                ________________________
                                                     Anthony Paganelli

                                                /s/  John Giura
                                                __________________________
                                         JOHN GIURA, in his individual capacity


List of Exhibits:

A - Promissory Note
B - Pledge Agreement
C - Acknowledgement of Pledge Agreement






                                    EXHIBIT A




                                 PROMISSORY NOTE



Principal Amount: $470,000

Date of Promissory Note:  September 4, 2002


PROMISE TO PAY. The undersigned, GMP, L.L.C., an Indiana limited liability company ("GMP"), for value received, hereby promises to pay to CGI HOLDING CORPORATION ("CGI"), or order, in lawful money of the United States of America, the principal amount of FOUR HUNDRED SEVENTY THOUSAND DOLLARS ($470,000), together with interest on the unpaid principal balance from the date of this Promissory Note until paid in full, at the rate of Zero Percent (0%) per annum from the date hereof through December 31, 2003, and at the rate of Six Percent (6%) per annum from January 1, 2004 until paid in full.

PAYMENT. GMP will pay this Promissory Note in accordance with the following schedule of principal payments due, plus all accrued interest not yet paid:

  Payment Date              Principal Payment Due      Remaining Principal Owed

  12/31/2002                         $35,000                    $435,000

  3/31/2003                          $35,000                    $400,000
  6/30/2003                          $35,000                    $365,000
  9/30/2003                          $35,000                    $330,000
  12/31/2003                         $35,000                    $295,000

  3/31/2004                          $35,000                    $260,000
  6/30/2004                          $35,000                    $225,000
  9/30/2004                          $35,000                    $190,000
 12/31/2004                         $35,000                    $155,000

  3/31/2005                          $35,000                    $120,000
  6/30/2005                          $35,000                    $  85,000
  9/30/2005                          $35,000                    $  50,000
 12/31/2005                         $50,000                    $           0

Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal. GMP will pay CGI at 300 N. Mannheim Road, Hillside, Illinois 60162, or at such other place as may be designated by CGI from time to time in writing.

PREPAYMENT. GMP may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by CGI in writing, relieve GMP of GMP's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. GMP agrees not to send CGI payments marked "paid in full", "without recourse", or similar language. If GMP sends such a payment, CGI may accept it without losing any of CGI's rights under this Promissory Note, and GMP will remain obligated to pay any further amount owed to CGI.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, CGI, at its option, may, if permitted under applicable law, increase the interest rate on this Promissory Note to a rate of twelve percent (12%) per annum, but not in excess of the maximum rate permitted by applicable law.

DEFAULT. GMP, Safe Environment Corp. of Indiana, an Indiana corporation ("SECO"), John Giura and Acadian Builders, L.L.C., a Missouri limited liability company, hereinafter are each referred to as a "GMP Affiliate". Each of the following shall constitute an event of default ("Event of Default") under this Promissory Note:

Payment Default: Any GMP Affiliate fails to make any payment when due under this Promissory Note or under that certain Purchase Agreement dated as of September 4, 2002, between GMP, CGI, SECO and John Giura (the "Purchase Agreement"), and such default continues for a period of five (5) days after notice from CGI.

Other Defaults: Any GMP Affiliate fails to comply with or to perform any other term, obligation, covenant or condition contained in this Promissory Note or in the Purchase Agreement, and such default continues for a period of thirty (30) days after notice from CGI.

Default in Favor of Third Parties. Any GMP Affiliate defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any GMP Affiliate's property, GMP's ability to repay this Promissory Note, or any GMP Affiliate's ability to perform its obligations under the Purchase Agreement or any related document, and such default continues for a period of thirty (30) days after notice from CGI.

False Statements. Any representation, warranty, covenant or statement made or furnished to CGI by any GMP Affiliate under this Promissory Note or the Purchase Agreement is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Dissolution or Insolvency. The dissolution or termination of any GMP Affiliate's existence as a going business, the insolvency of any GMP Affiliate, the appointment of a receiver for any part of any GMP Affiliate's property, any assignment for the benefit of creditors by any GMP Affiliate, any type of creditor workout involving any GMP Affiliate, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against any GMP Affiliate.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of any GMP Affiliate or by any governmental agency against any assets of any GMP Affiliate.

DEFAULT RIGHTS. Upon default, CGI may declare the entire unpaid principal balance of this Promissory Note and all accrued interest immediately due, and then GMP will pay that amount.

ATTORNEY'S FEES; EXPENSES. CGI may hire or pay someone else to help collect this Promissory Note if GMP defaults, and GMP shall pay the reasonable costs and expenses of such collection. This includes, subject to any limits under applicable law, CGI's attorneys' fees and CGI's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, GMP will also pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. CGI AND GMP HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER CGI OR GMP AGAINST THE OTHER.

GOVERNING LAW. THIS PROMISSORY NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF ILLINOIS. THIS PROMISSORY NOTE HAS BEEN ACCEPTED BY CGI IN THE STATE OF ILLINOIS.

CHOICE OF VENUE. If there is a lawsuit, GMP agrees upon CGI's request to submit to the jurisdiction of the courts of Cook County, State of Illinois.

CONFESSION OF JUDGEMENT. GMP hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against GMP for the unpaid amount of this Promissory Note as evidenced by an affidavit signed by an officer of CGI setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Promissory Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. GMP waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as CGI may elect until all amounts owing on this Promissory Note have been paid in full. GMP hereby waives and releases any and all claims or causes of action which GMP might have against any attorney acting under the terms of authority which GMP has granted herein arising out of or connected with the confession of judgement hereunder.

SUCCESSOR INTERESTS. The terms of this Promissory Note shall be binding upon GMP, and upon GMP's successors and assigns, and shall inure to the benefit of CGI and its successors and assigns.

GENERAL PROVISIONS. CGI may delay or forgo enforcing any of its rights or remedies under this Promissory Note without losing them. GMP, to the extent allowed by law, waives diligence, presentment, demand for payment, protest, notice of dishonor, and notice of every other kind whatsoever. The failure of CGI to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance. CGI shall not, by any act of omission or commission, be deemed to waive any of its rights or remedies hereunder or in connection herewith unless such waiver shall be in writing and signed by CGI, and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as continuing or as a bar to or a waiver of such right or remedy in regard to a subsequent event. GMP hereby represents and warrants to CGI that the amounts owed under this Promissory Note have been and will be used for business purposes.

PRIOR TO SIGNING THIS PROMISSORY NOTE, GMP READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS PROMISSORY NOTE. GMP HEREBY AGREES TO EACH OF THE TERMS OF THIS PROMISSORY NOTE, INTENDING TO BE LEGALLY BOUND HEREBY.

GMP HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

GMP, L.L.C.


By:/s/ John Giura
  _________________________
       John Giura

By:/s/ Jeff McKernan
   _________________________
     Jeff McKernan


By:/s/ Anthony Paganelli
   _________________________
         Anthony Paganelli



                                    EXHIBIT B




                                PLEDGE AGREEMENT


THIS PLEDGE AGREEMENT (this "Agreement") dated as of September 4, 2002, is by and between GMP, L.L.C., an Indiana limited liability company ("GMP"), and CGI HOLDING CORPORATION, a Nevada corporation ("CGI").

GRANT OF SECURITY INTEREST. For valuable consideration, GMP hereby grants to CGI a security interest in the Collateral to secure the Indebtedness and agrees that CGI shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which CGI may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means GMP's present and future rights, title and interest in and to, together with any and all present and future additions thereto, substitutions therefor, and replacements thereof, together with any and all present and future certificates and/or instruments evidencing any stock and further together with all Income and Proceeds as described herein:

7,500 shares of common stock of Safe Environment Corp. of Indiana, an Indiana corporation

                           and

All of GMP's rights, title and interest in and to Acadian Builders, L.L.C.

GMP'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law: GMP waives any defenses that may arise because of any action or inaction of CGI, including without limitation any failure of CGI to realize upon the Collateral or any delay by CGI in realizing upon the Collateral; and GMP agrees to remain liable for the full and timely payments of the Post-Closing Payment, of the CIB Interest Reimbursements, of the CIB Loan Fees Reimbursement, and of the Note no matter what action CGI takes or fails to take under this Agreement.

GMP'S REPRESENTATIONS AND WARRANTIES. GMP hereby represents and warrants to CGI that: (A)-this Agreement is executed at GMP's request and not at the request of CGI; (B)-GMP has the full right, power and authority to enter into this Agreement and to pledge the Collateral to CGI.

GMP'S WAIVERS. GMP hereby waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to GMP or any other party to the Indebtedness or the Collateral. CGI may do any of the following with respect to any obligation of GMP, without first obtaining the consent of GMP: (A)-grant any extension of time for any payment, (B)-grant any renewal, (C)-permit any modification of payment terms or other terms, or (D)-exchange or release any Collateral or other security. No such act or failure to act shall affect CGI's rights against GMP or the Collateral.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. GMP hereby represents and warrants to CGI that:

Ownership. GMP is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others.

Right to Pledge. GMP has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

Authority; Binding Effect. GMP has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to CGI. This Agreement is binding upon GMP as well as GMP's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

No Further Assignment. GMP has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of GMP's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. GMP will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by GMP.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing GMP or to which GMP is a party, and its Articles of Organization and Operating Agreement do not prohibit any term or condition of this Agreement.

Right to Pledge. GMP has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

APPLICATION OF CASH. At CGI's option, CGI may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as CGI shall choose, whether or not matured.

POWER OF ATTORNEY. GMP irrevocably appoints CGI as GMP's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of GMP, execute and deliver GMP's release and acquittance for GMP; (d)- to file any claim or claims or to take any action or institute or take part in any proceedings, either in CGI's own name or in the name of GMP, or otherwise, which in the discretion of CGI may seem to be necessary or advisable; and (e)-to execute in GMP's name and deliver on GMP's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

PERFECTION OF SECURITY INTEREST. Upon CGI's request, GMP will deliver to CGI any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of CGI's security interest, CGI may choose the method(s) to be used. Upon CGI's request, GMP will sign and deliver any writings necessary to perfect CGI's security interest. If any of the Collateral consists of securities for which no certificate has been issued, GMP agrees, at CGI's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on CGI's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, CGI's security interest in the Collateral. GMP hereby appoints CGI as GMP's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time GMP may not be indebted to CGI.

REINSTATEMENT OF SECURITY INTEREST. If payment is made by GMP, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter CGI is forced to remit the amount of that payment: (A)-to GMP's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, (B)-by reason of any judgment, decree or order of any court of administrative body having jurisdiction over CGI or any of CGI's property, or (C)-by reason of any settlement or compromise of any claim made by CGI with any claimant (including without limitation GMP), the Indebtedness shall be considered unpaid for the purpose of enforcement of this Agreement and this Agreement shall continue to be effective or shall be reinstated, as the case may be, notwithstanding any cancellation of this Agreement or of any note or other instrument or agreement evidencing the Indebtedness and the Collateral will continue to secure the amount repaid or recovered to the same extent as if that amount never had been originally received by CGI, and GMP shall be bound by any judgment, decree, order, settlement or compromise relating to the Indebtedness or to this Agreement.

     DEFAULT. GMP, Safe Environment Corp. of Indiana, an Indiana corporation ("SECO"), John Giura and Acadian Builders, L.L.C., a Missouri limited liability company, hereinafter are each referred to as a "GMP Affiliate". Each of the following shall constitute an Event of Default under this
     Agreement:

Payment Default. Any GMP Affiliate fails to make any payment when due under the Indebtedness, and such default continues for a period of five (5) days after notice from CGI.

Other Defaults. Any GMP Affiliate fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Purchase Agreement, the Note, or in any of the Related Documents, or fails to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between CGI and any GMP Affiliate, and such default continues for a period of thirty (30) days after notice from CGI.

False Statements. Any warranty, representation or statement made or furnished to CGI by any GMP Affiliate or on behalf of any GMP Affiliate under this Agreement, the Purchase Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement, the Purchase Agreement, the Note, or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Dissolution or Insolvency. The dissolution or termination of any GMP Affiliate's existence as a going business, the insolvency of any GMP Affiliate, the appointment of a receiver for any part of any GMP Affiliate's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against any GMP Affiliate.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of any GMP Affiliate or by any governmental agency against any Collateral securing the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, CGI may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Declare all Indebtedness immediately due and payable, without notice of any kind to GMP.

Collect the Collateral. Collect any of the Collateral and, at CGI's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at CGI's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, CGI shall give or mail to GMP, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. GMP agrees that any requirement of reasonable notice is satisfied if CGI mails notice by ordinary mail addressed to GMP, or any of them, at the last address GMP has given CGI in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. CGI may be a purchaser at any public sale.

Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, CGI is unable, or believes CGI is unable, to sell the securities in an open market transaction, GMP agrees that CGI will have no obligation to delay sale until the securities can be registered. Then CGI may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state "Blue Sky" laws, or if GMP or any other owner of the Collateral is an affiliate of the issuer of the securities, GMP agrees that neither GMP, nor any member of GMP's family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining CGI's prior written consent.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, CGI may exercise any or all of the following rights and remedies: (1)-register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in CGI's sole name or in the name of CGI's broker, agent or nominee; (2)-cause any issuer, broker or other securities intermediary to deliver to CGI any of the Collateral consisting of securities, or investment property capable of being delivered;
(3)-enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as CGI may deem appropriate, in its sole discretion, including without limitation, an agreement granting to CGI any of the rights provided hereunder without further notice to or consent by GMP; (4)-execute any such control agreement on GMP's behalf and in GMP's name, and GMP hereby irrevocably appoints CGI as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on GMP's behalf;
(5)-exercise any and all rights of CGI under any such control agreement or power of attorney; (6)-exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral.

Foreclosure.   Maintain  a  judicial  suit  for  foreclosure  and  sale  of  the
Collateral.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, GMP irrevocably appoints CGI as GMP's attorney-in-fact to execute endorsements, assignments and instruments in the name of GMP and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys' fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by CGI in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of GMP to CGI, with any excess funds to be paid to GMP as the interests of GMP may appear. GMP agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

Election of Remedies. Except as may be prohibited by applicable law, all of CGI's rights and remedies, whether evidenced by this Agreement, the Purchase Agreement, the Note, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by CGI to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of GMP under this Agreement, after any GMP Affiliate's failure to perform, shall not affect CGI's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, the Purchase Agreement, the Note, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party of parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. GMP agrees to pay upon demand all of CGI's costs and expenses, including CGI's attorneys' fees and CGI's legal expenses, incurred in connection with the enforcement of this Agreement. CGI may hire or pay someone else to help enforce this Agreement, and GMP shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include CGI's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. GMP also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Illinois. This Agreement has been accepted by CGI in the State of Illinois.

Choice of Venue. If there is a lawsuit, GMP agrees upon CGI's request to submit to the jurisdiction of the courts of Cook County, State of Illinois.

No Waiver by CGI. CGI shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by CGI. No delay or omission on the part of CGI in exercising any right shall operate as a waiver of such right or any other right. A waiver by CGI of a provision of this Agreement shall not prejudice or constitute a waiver of CGI's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by CGI, nor any course of dealing between CGI and GMP, shall constitute a waiver of any CGI's rights or of any of GMP's obligations as to any future transactions. Whenever the consent of CGI is required under this Agreement, the granting of such consent by CGI in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of CGI.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by facsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or enforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or enforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity or enforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of GMP's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than GMP, CGI, without notice to GMP, may deal with GMP's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing GMP from the obligations of this Agreement or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waiver of Trial by Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

CIB Interest Reimbursements. The term "CIB Interest Reimbursements" means the "CIB Interest Reimbursements" as defined in the Purchase Agreement.

CIB Loan Fees Reimbursement. The term "CIB Loan Fees Reimbursement" means the "CIB Loan Fees Reimbursement" as defined in the Purchase Agreement.

Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation of all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property GMP is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

Indebtedness. The word "Indebtedness" means the Post-Closing Payment, the CIB Interest Reimbursements, and the CIB Loan Fees Reimbursement owed by GMP to CGI, and all indebtedness of GMP evidenced by the Note, including all principal and accrued interest, together with all other costs and expenses for which GMP is responsible under this Agreement, the Purchase Agreement or the Note.

Note. The word "Note" means the Promissory Note dated September 4, 2002, made by GMP and payable to CGI in the principal amount $470,000, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such Promissory Note.

Post-Closing Payment. The term "Post-Closing Payment" means the "Post-Closing Payment" as defined in the Purchase Agreement.

Purchase Agreement. The term "Purchase Agreement" means that certain Purchase Agreement dated as of September 4, 2002, by and between CMP, CGI, SECO and John Giura.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GMP HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT AND AGREES TO ITS TERMS, INTENDING TO BE LEGALLY BOUND HEREBY.

GMP, L.L.C.

By:/s/ John Giura
  _________________________
       John Giura

By:/s/ Jeff McKernan
   _________________________
     Jeff McKernan


By:/s/ Anthony Paganelli
   _________________________
         Anthony Paganelli



                                    EXHIBIT C

                       ACKNOWLEDGEMENT OF PLEDGE AGREEMENT


THIS ACKNOWLEDGEMENT OF PLEDGE AGREEMENT dated as of September 4, 2002, is made by and among GMP, L.L.C., an Indiana limited liability corporation ("GMP"), CGI HOLDING CORPORATION, a Nevada corporation ("CGI"), and GERALD AND JANET WINTER, individually and in their capacities as Tenants by the entireties (the "Winters").

Reference is hereby made to that certain Purchase Agreement dated as of September 4, 2002, between GMP, CGI, Safe Environment Corp. of Indiana, and John Giura (the "Purchase Agreement"), to that certain "Post-Closing Payment" payable by GMP to CGI pursuant to Section 1.1(c) of the Purchase Agreement (the "Post-Closing Payment'), to those certain "CIB Interest Reimbursements" payable by GMP to CGI pursuant to Section 2.4(a) of the Purchase Agreement (the "CIB Interest Reimbursements"), to that certain "CIB Loan Fees Reimbursement" payable by GMP to CGI pursuant to Section 2.4(b) of the Purchase Agreement (the "CIB Loan Fees Reimbursement"), to that certain Promissory Note dated September 4, 2002 made by GMP payable to CGI in the principal amount of $470,000 (the "Note"), and to that certain Pledge Agreement dated as of September 4, 2002 between GMP and CGI (the "Pledge Agreement").

1. As an inducement to CGI and GMP to enter into the Purchase Agreement, the Winters hereby acknowledge, agree, represent, warrant and covenant as follows:

     (a) the Winters own an 80.1% voting interest in Acadian Builders, L.L.C., a Missouri limited liability company ("Acadian"); and

     (b) the Winters have orally assigned to Barry Ash ("Ash"), without the consent of the other Member of Acadian (Chalet Homes, Inc.), one-half (50%) of all distributions, profits, fees, salaries, commissions, royalties, property sales proceeds, rents and other funds or compensation of any nature or value whatsoever distributed, paid, transferred, assigned or otherwise allocated to or for the benefit of the Winters or any person or entity (other than Chalet Homes, Inc.) affiliated with or designated by them, directly or indirectly, in any way by, from or in connection with Acadian or in any way arising from or in connection with the Winters' "Membership Interest" (as that phrase is defined in the Operating Agreement for Acadian) in Acadian or in any way arising from or in connection with a sale of all or any portion of Acadian or any rights thereto or therein (all such 50% payments are hereafter referred to as the "Payments" and the right of Ash to receive all such 50% payments is hereinafter referred to as the "Interest");

     (c) CGI has advised the Winters prior to the date hereof, and it is the Winters' understanding, that Ash has assigned all of Ash's rights, title and interest in the Interest, including but not limited to the Payments, to CGI;

     (d) In reliance upon Section 1(c) above, the Winters have previously orally agreed, and hereby restate and reaffirm, their joint, legally binding agreement and obligation to immediately pay over, or cause to be immediately paid over, to CGI the Payments, except as otherwise provided in Section 3(d) below.

2. As an inducement to CGI to enter into the Purchase Agreement, GMP hereby acknowledges, agrees, represents, warrants and covenants as follows:

     (a) pursuant to the Purchase Agreement, CGI has sold to GMP, and GMP has purchased from CGI, the Interest;

     (b) pursuant to the Pledge Agreement, GMP has pledged all of GMP's rights, title and interest in and to the Interest to CGI, as security for the Post-Closing Payment, the CIB Interest Reimbursements, the CIB Loan Fees Reimbursement, and the Note; and

     (c) in support of such pledge, GMP hereby assigns to CGI all of the Payments, and GMP hereby irrevocably instructs and directs the Winters to pay or cause to be paid directly to CGI all of the Payments, until the Post-Closing Payment, the CIB Interest Reimbursements, the CIB Loan Fees Reimbursement, and the Note are paid in full.

3. As an inducement to CGI to enter into the Purchase Agreement, the Winters hereby acknowledge, agree, represent, warrant and covenant as follows:

     (a) the Winters have been advised by CGI and GMP that CGI has sold the Interest to GMP;

     (b) the Winters have been advised by CGI and GMP that pursuant to the Pledge Agreement, GMP has pledged all of GMP's rights, title and interest in and to the Interest to CGI, as security for the Post-Closing Payment, the CIB Interest Reimbursements, the CIB Loan Fees Reimbursement and the Note;

     (c) the Winters have been advised by CGI and GMP that in support of such pledge, GMP has assigned to CGI all of the Payments, and GMP has irrevocably instructed and directed the Winters to pay directly to CGI all of the Payments, until the Post-Closing Payment, the CIB Interest Reimbursement, the CIB Loan Fees Reimbursement, and the Note are paid in full; and

     (d) in accordance with the foregoing instructions and directions from GMP, the Winters shall pay directly to CGI all of the Payments, excepting only as may be set forth in an Attachment hereto signed by the Winters, by Gerard M. Jacobs on behalf of CGI, and by John Giura on behalf of GMP, unless and until the Winters have received written notice from Gerard M. Jacobs, as Chief Executive Officer of CGI, that GMP has satisfied all of its payment obligations to CGI including the Post-Closing Payment, the CIB Interest Reimbursements, the CIB Loan Fees Reimbursement, and the Note.

In Witness Whereof, the parties have executed this Acknowledgement of Pledge Agreement as of the date first written above, intending to be legally bound hereby.

GMP, L.L.C.                                     CGI HOLDING CORPORATION


By:/s/ John Giura
   ________________________                  By :/s/ Gerard M. Jacobs
                                                 ________________________
         John Giura                                 Gerard M. Jacobs


By:/s/ Anthony Paganelli                        /s/ Gerald Winter
   ________________________                  __________________________
         Anthony Paganelli               Gerald Winter, individually and in his
                                          capacity as Tenant by the entireties

By:/s/ Jeff McKernan                           /s/ Janet Winter
  ________________________                  __________________________
         Jeff McKernan                   Janet Winter, individually and in her